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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
TETRA TECH, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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3475 East Foothill Boulevard
Pasadena, California 91107

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MARCH 1, 2005

TO OUR STOCKHOLDERS:

        We will hold our 2005 Annual Meeting of Stockholders of Tetra Tech, Inc., a Delaware corporation, on Tuesday, March 1, 2005 at 10:00 a.m. at the Pasadena Hilton, 168 S. Los Robles Avenue, Pasadena, California 91106. As further described in the accompanying proxy statement, at this meeting we will:

  (1)
  Elect six directors to our Board of Directors to serve for a term of one year and until their successors are duly elected and qualified;

  (2)
  Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2005; and

  (3)
  Transact such other business as may properly come before the meeting or any meetings held upon adjournment of the meeting.

        Our Board of Directors has fixed the close of business on January 5, 2005 as the record date for the determination of stockholders entitled to vote at the meeting or any meetings held upon adjournment of the meeting. Only record holders of our common stock at the close of business on that day will be entitled to vote. A copy of our 2004 Annual Report to stockholders is enclosed with this notice, but is not part of the proxy soliciting material.

        We invite you to attend the meeting and to vote in person. If you cannot attend, to assure that you are represented at the meeting, please sign and return the enclosed proxy card as promptly as possible in the enclosed postage prepaid envelope. You may revoke a previously delivered proxy at any time prior to the meeting. If you attend the meeting, you may vote in person, even if you previously returned a signed proxy.

BY ORDER OF THE BOARD OF DIRECTORS

Janis B. Salin Vice President, General Counsel and Secretary
Pasadena, California January 20, 2005

i

3475 East Foothill Boulevard
Pasadena, California 91107

PROXY STATEMENT

GENERAL INFORMATION

        We are sending you this proxy statement on or about January 20, 2005 in connection with the solicitation of proxies by our Board of Directors. The proxies are for use at our 2005 Annual Meeting of Stockholders, which we will hold at 10:00 a.m. on Tuesday, March 1, 2005, at the Hilton Pasadena, 168 S. Los Robles Avenue, Pasadena, California 91101. The proxies will remain valid for use at any meetings held upon adjournment of that meeting. The record date for the meeting is the close of business on January 5, 2005. All holders of record of our common stock on the record date are entitled to notice of the meeting and to vote at the meeting and any meetings held upon adjournment of that meeting. Our principal executive offices are located at 3475 East Foothill Boulevard, Pasadena, California 91107, and our telephone number is (626) 351-4664.

        A proxy form is enclosed. Whether or not you plan to attend the meeting in person, please date, sign and return the enclosed proxy as promptly as possible, in the postage prepaid envelope provided, to ensure that your shares will be voted at the meeting. You may revoke your proxy at any time prior to its use by filing with our secretary an instrument revoking it or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

        Unless you instruct otherwise, your proxy, if not revoked, will be voted at the meeting:

  •
  Proposal No. 1—for our Board's slate of nominees;

  •
  Proposal No. 2—to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2005; and

  •
  As recommended by our proxies with regard to all other matters that properly come before the meeting or any adjournment, in their discretion.

        Our only voting securities are the outstanding shares of our common stock. At the record date, we had 56,428,006 shares of common stock outstanding and 2,968 stockholders of record. For each share of common stock you hold on the record date, you are entitled to one vote on all matters that we will consider at this meeting. You are not entitled to cumulate your votes. If the stockholders of record present in person or represented by their proxies at the meeting hold at least a majority of our outstanding shares of common stock, a quorum will exist for the transaction of business at the meeting. If such stockholders hold less than a majority, the meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum. Stockholders of record who abstain from voting, including brokers holding their customers' shares who cause abstentions to be recorded, are counted as present for quorum purposes.

        Brokers holding shares of record for their customers generally are not entitled to vote on some matters unless their customers give them specific voting instructions. If the broker does not receive specific instructions, the broker will note this on the proxy form or otherwise advise us that it lacks voting authority. The votes that the brokers would have cast if their customers had given them specific instructions are commonly called "broker non-votes." Broker non-votes are not counted as votes cast. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

        The voting requirements for the proposals we will consider at the meeting are:

  •
  Proposal No. 1. The six nominees who receive the highest number of affirmative votes will be elected. Votes against a candidate and votes withheld from voting for a candidate will have no effect on the election.

  •
  Proposal No. 2. This proposal requires the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote. Uninstructed shares are not entitled to vote on this matter and, therefore, broker non-votes do not affect the outcome. Abstentions have the effect of negative votes.

        We will pay for the cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy to our stockholders, as well as the cost of soliciting proxies relating to the meeting. We have retained the services of Georgeson Shareholder Communications Inc. to assist in obtaining proxies from brokers and nominees of stockholders for the meeting. The estimated cost of such services is $7,500 plus out-of-pocket expenses. In addition, we may request banks and brokers to solicit their customers who beneficially own our common stock listed of record in names of nominees. We will reimburse these banks and brokers for their reasonable out-of-pocket expenses regarding these solicitations. Our officers, directors and employees may supplement the original solicitation by mail of proxies, by telephone, facsimile, e-mail and personal solicitations. We will pay no additional compensation to our officers, directors and employees for these activities.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

        At the meeting, you will elect six directors to serve for a term of office of the coming year or until their respective successors are elected and qualified. Upon the recommendation of our Nominating and Corporate Governance Committee, our Board has nominated the individuals listed below for election as directors. Each nominee is a member of our Board, has consented to being named in this proxy statement as a nominee for election as a director and has agreed to serve as a director if elected. James J. Shelton, who served as a director since 1995, decided to retire at the end of his term and will not stand for re-election. In addition, there is a vacancy on the Board created by the resignation of James M. Jaska on October 5, 2004. The Board intends to fill these vacancies in the near future.

        The persons named as proxies in the accompanying form of proxy have advised us that they intend to vote the shares covered by the proxies for the election of the nominees named above. If any one or more of such nominees are unable to serve, or for good cause will not serve, the persons named as proxies may vote for the election of such substitute nominees that our Board may propose. The accompanying form of proxy contains a discretionary grant of authority with respect to this matter. The persons named as proxies in the accompanying form of proxy may not vote for a greater number of persons than the number of nominees named above.

        No arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a director or nominee. The nominees do not have any family relationship among themselves or with any of our executive officers.

Information Concerning Nominees

        The following table presents information about the nominees at December 1, 2004.

Name	Age	Position
Hugh M. Grant	68	Director
Patrick C. Haden	51	Director
Li-San Hwang	69	Chairman of the Board and Chief Executive Officer
J. Christopher Lewis	48	Director
Richard H. Truly	67	Director
Daniel A. Whalen	57	Director

        Mr. Grant joined our Board in January 2003. He has been a business consultant since 1996. Prior to 1996, Mr. Grant spent approximately 38 years with Ernst & Young LLP (including service with Arthur Young & Company before its 1989 merger with Ernst & Whinney) where, among other things, he was Vice-Chairman and Regional Managing Partner—Western United States. Mr. Grant serves as a director and Chairman of the Audit Committee of IndyMac Bancorp, Inc., and as a director of IndyMac Bank. He also serves as a director and Chairman of the Audit Committee of Inglewood Park Cemetery.

        Mr. Haden has been a member of our Board since December 1992. Mr. Haden has been a general partner of Riordan, Lewis & Haden, a Los Angeles-based partnership that invests in high-growth middle market companies, since 1987. Mr. Haden also serves as a director of IndyMac Bancorp, Inc., the holding company for IndyMac Bank, and as a director of IndyMac Bank. IndyMac Bank is a technology-based mortgage banker. In addition, Mr. Haden serves as a director of TCW Convertible Securities Fund, Inc., a diversified, closed-end management investment company, and TCW Galileo

Mutual Funds, a registered investment company. Further, Mr. Haden serves as a director of several privately-held companies.

        Dr. Hwang joined our predecessor in 1967 and has held his present positions since our acquisition of the Water Management Group of Tetra Tech, Inc., a subsidiary of Honeywell Inc., in March 1988. Dr. Hwang was named the Director of Engineering in 1972 and a Vice President in 1974. Prior to the acquisition, Dr. Hwang was Senior Vice President of Operations. He has served as an advisor to numerous government and professional society committees and has published extensively in the field of hydrodynamics. Dr. Hwang is a graduate of the National Taiwan University, Michigan State University and the California Institute of Technology, holding B.S., M.S. and Ph.D. degrees, respectively, in Civil Engineering, specializing in water resources.

        Mr. Lewis has been a member of our Board since February 1988. He currently serves as the Presiding Director of our Board and, as such, chairs the executive sessions of the Board meetings. Mr. Lewis has been a general partner of Riordan, Lewis & Haden since 1982. Mr. Lewis also serves as a director of SM&A, a provider of management consulting, proposal management and program support services, and several privately-held companies.

        Admiral Truly joined our Board in April 2003. He is the former Executive Vice President of Midwest Research Institute (MRI). Prior to joining MRI in 1997, Admiral Truly was Vice President of the Georgia Institute of Technology, and Director of the Georgia Tech Research Institute, from 1992 to 1997. From 1989 to 1992, he served as NASA's eighth Administrator under President George H. Bush, and prior to that, had a distinguished career in the U.S. Navy and NASA, retiring from the Navy as Vice Admiral. Admiral Truly was an astronaut with NASA and piloted the Columbia, commanded the Challenger and, in 1986, led the investigation of the Challenger accident. Admiral Truly was awarded the Presidential Citizen's Medal, has served on the Defense Policy Board and Army Science Board, and is a member of the National Academy of Engineering.

        Mr. Whalen has been a member of our Board since July 1997. He is a former President of Whalen & Company, Inc. (WAC), one of our subsidiaries, and formerly served as one of our executive officers. Mr. Whalen joined our Board upon our acquisition of WAC in June 1997. Prior to founding WAC, in 1987, Mr. Whalen co-founded and served as an executive officer of First Cellular Group, Inc., The Microwave Group, Inc., Network Building & Consulting, Inc. and Cellular Development Company. Earlier, he was Vice President-Operations of American Tele-Services, Inc. and Director of Operations of NYNEX Mobile Services.

Independent Directors

        Our Board of Directors has affirmatively determined that each member of the Board, other than Dr. Hwang and Mr. Whalen, is independent under the criteria established by Nasdaq for independent board members. In addition, the Board has determined that the members of the Audit Committee meet the additional independence criteria required for audit committee membership.

Board Meetings and Committees

        Our Board of Directors held eight meetings during fiscal 2004. Each of our directors attended or participated in more than 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which each such director served (during the period within which each was a director or member of such committee) during fiscal 2004.

        We have three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The current members of the committees are identified in the following table.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Hugh M. Grant	Chairman	X	X
Patrick C. Haden	X	X	Chairman
J. Christopher Lewis	X	Chairman	X
James J. Shelton		X	X
Richard H. Truly		X	X

Audit Committee

        The Audit Committee is responsible for reviewing our accounting and financial reporting process and major issues regarding accounting and auditing principles and practices, reviewing our financial statements and financial statement audits, reviewing the adequacy of our systems of internal controls, selecting and reviewing the performance of our independent registered public accounting firm, and pre-approving audit and permissible non-audit services provided by the independent registered public accounting firm. Our Audit Committee operates under a written charter that was amended in April 2004. A copy of the Audit Committee Charter is attached hereto as Appendix A. This committee held 16 meetings during fiscal 2004. Our Board has determined that Mr. Grant is an "audit committee financial expert" as defined in Item 401(h) of Regulation S-K. Each member of this Committee is an independent director and meets each of the other requirements for audit committee members under applicable Nasdaq listing standards.

Compensation Committee

        The Compensation Committee reviews the performance of our chief executive officer and other executives, establishes the compensation of our chief executive officer and establishes the compensation levels of our other executive officers based, in part, on our chief executive officer's recommendations. The Committee's goal is to ensure that the compensation system for our executives is aligned with the long-term interest of our stockholders. Toward that end, the Compensation Committee oversees our equity plans, including our 2002 Stock Option Plan. This Committee held four meetings during fiscal 2004. Each member of the Compensation Committee is an independent director under the applicable Nasdaq listing standards, an "outside director" as defined in Section 162(m) of the Internal Revenue Code and a "non-employee director" as defined in Rule 16b-3 under the Securities Exchange Act of 1934.

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee is responsible for recommending to the full Board candidates for election to the Board of Directors, making recommendations to the Board regarding the membership of the committees of the Board, and reviewing and making recommendations to the Board regarding our governance processes and procedures. This Committee held seven meetings during the last fiscal year. Each member of this Committee is an independent director under applicable Nasdaq listing standards.

        In recommending candidates for election to the Board of Directors, our Nominating and Corporate Governance Committee considers nominees recommended by directors, officers, employees, stockholders and others, using the same criteria to evaluate all candidates. The Nominating and

Corporate Governance Committee reviews each candidate's qualifications, including whether a candidate possesses any of the specific qualities and skills desirable in certain members of the Board of Directors. According to our Corporate Governance Principles, candidates for director will be selected for their character, judgment, business experience and acumen. Expertise, prior government service and familiarity with national issues affecting our business are among the relevant criteria. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates as appropriate. Upon selection of a qualified candidate, the Nominating and Corporate Governance Committee would recommend the candidate for consideration by the full Board of Directors. The Nominating and Corporate Governance Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees. Our Nominating and Corporate Governance Committee Charter, which can be found on our corporate website at www.tetratech.com, addresses our director nominations process and such related matters as may be required under federal securities laws. To date, we have not rejected a timely director nominee from a stockholder or stockholders holding more than 5% of our voting stock. To recommend a prospective nominee for the Nominating and Corporate Governance Committee's consideration, stockholders should submit the candidate's name and qualifications to our Secretary in writing at the following address: Tetra Tech, Inc., Attn: Secretary, 3475 East Foothill Boulevard, Pasadena, California 91107, with a copy to Tetra Tech, Inc., Attn: General Counsel at the same address.

        When submitting candidates for nomination to be elected at our annual meeting of stockholders, stockholders must also follow the notice procedures and provide the information required by our bylaws. In particular, for the Nominating and Corporate Governance Committee to consider a candidate recommended by a stockholder for nomination at the 2006 annual meeting, the recommendation must be delivered or mailed to and received by the Secretary at our principal executive offices on or between October 22, 2005 and November 21, 2005 (or, if the 2006 annual meeting is not held within 30 days of the anniversary of the date of the 2005 annual meeting, no later than the tenth day following the date of our public announcement of the date of the 2006 annual meeting). The recommendation must include the information specified in our bylaws, including the following:

  •
  The name and address of the stockholder who intends to make the nomination and of the person to be nominated;

  •
  A representation that the stockholder is a record holder of our common stock on the date of such notice and intends to appear in person or by proxy at the meeting to nominate the person specified in the notice;

  •
  A description of all arrangements or understandings between the stockholder and the nominee or any other person (naming such person) pursuant to which the nomination is to be made by the stockholder;

  •
  Information regarding the nominee that would be required to be included in our proxy statement by the rules of the Securities and Exchange Commission, including the nominee's age, business experience for the past five years and any other directorships held by the nominee; and

  •
  The consent of the nominee to serve as a director if so elected.

Director Compensation

        During fiscal 2004, each director who was not an employee received (i) an annual retainer fee of $35,000, (ii) a fee of $2,000 per Board meeting attended; (iii) a fee of $2,000 per Audit Committee meeting attended and (iv) a fee of $1,000 per Compensation Committee and Nominating and Corporate Governance Committee meeting attended. Further, each member of the Audit Committee received a special fee of $8,000 in connection with the process of selecting a new independent auditor.

In fiscal 2005, the Chairman of our Audit Committee, Mr. Grant, and our Presiding Director, Mr. Lewis, will receive an annual retainer fee of $50,000 rather than $35,000.

        Under our 2003 Outside Director Stock Option Plan, each of Messrs. Grant, Haden, Lewis, Shelton, Truly and Whalen received an annual grant of an option to purchase 8,000 shares of our common stock on March 1, 2004. The exercise price of each option was $21.41 per share, the fair market value of a share of our common stock on the date of grant. Each option vests and becomes exercisable in full on March 1, 2005 if the director has not ceased to be a director prior to such date. Shares underlying the options granted under the 2003 Outside Director Stock Option Plan vest immediately in full upon certain changes in our control or ownership or upon the optionee's death, disability or retirement while a member of the Board.

        Directors who are also employees are eligible to receive options under our 2002 Stock Option Plan and to participate in our Employee Stock Purchase Plan, 401(k) retirement plan and bonus program.

Compensation Committee Interlocks and Insider Participation

        No member of our Compensation Committee was at any time during fiscal year 2004 or at any other time one of our officers or employees, and no member of this Committee had any relationship with us requiring disclosure under Item 404 of Regulation S-K.

        None of our executive officers has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of our Board or our Compensation Committee during fiscal year 2004.

Recommendation

        Our Board believes that the election of each of the nominees is in our best interests and the best interests of our stockholders and unanimously recommends a vote "FOR" the election of each of the nominees. Your proxies will be voted for the slate of nominees unless you specifically indicate otherwise.

OWNERSHIP OF SECURITIES

        The following table sets forth information known to us with respect to beneficial ownership of our common stock at December 1, 2004 by:

  •
  all those persons known by us to own beneficially more than 5% of our common stock;

  •
  each director and nominee;

  •
  each executive officer named in the "Summary Compensation Table" included in the "Executive Compensation" section of this proxy statement; and

  •
  all directors and executive officers as a group.

        We know of no agreements among our stockholders that relate to voting or investment power over our common stock or any arrangement the operation of which may at a subsequent date result in a change of control of us. Unless otherwise stated, the business address of each of our directors, nominees and executive officers listed in the table below is c/o Tetra Tech, Inc., 3475 East Foothill Boulevard, Pasadena, California 91107.

Name of Beneficial Owner (1)	Number of Shares Beneficially Owned (1)	Percentage Owned (2)
T. Rowe Price Associates, Inc. (3) 100 East Pratt Street Baltimore, Maryland 21202	4,343,300	7.7%
Dan L. Batrack (4)	42,223	*
Sam W. Box (5)	22,429	*
Hugh M. Grant (6)	10,500	*
Patrick C. Haden (7)	33,380	*
Li-San Hwang (8)	994,050	1.8
James M. Jaska (9)	107,853	*
David W. King (10)	28,750	*
J. Christopher Lewis (11)	83,898	*
James J. Shelton (12)	42,800	*
Richard H. Truly (13)	2,500	*
Daniel A. Whalen (14)	382,992	*
All directors and executive officers as a group (18 persons) (15)	2,036,432	3.6%

*
Less than 1%

(1)
Beneficial ownership is determined under the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. This table is based upon information supplied by our officers, directors and principal stockholders and Schedules 13D and 13G (if any) filed with the Securities and Exchange Commission. Unless otherwise indicated, and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. The number of shares beneficially owned by each person or group as of

  December 1, 2004 includes shares of common stock that such person or group had the right to acquire on or within 60 days after December 1, 2004, including, but not limited to, upon the exercise of options.

(2)
For each individual and group included in the table, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group as described above by the sum of the 56,344,294 shares of common stock outstanding on December 1, 2004 and the number of shares of common stock that such person or group had the right to acquire on or within 60 days of December 1, 2004, including, but not limited to, upon the exercise of options.

(3)
All information regarding share ownership is taken from and furnished in reliance upon the Schedule 13G/A, dated as of February 13, 2004, filed by T. Rowe Price Associates, Inc.

(4)
Includes options to purchase 41,886 shares.

(5)
Includes options to purchase 22,083 shares.

(6)
Consists of options to purchase 10,500 shares. The business address of Mr. Grant is 445 S. Figueroa Street, Suite 2600, Los Angeles, California 90071.

(7)
Consists of options to purchase 33,380 shares. The business address of Mr. Haden is c/o Riordan, Lewis & Haden, 300 S. Grand Avenue, 29th Floor, Los Angeles, California 90071.

(8)
Includes options to purchase 202,416 shares. Also includes 77,111 shares held by Li-San Hwang and Anne H. Hwang, as Trustees for the Li-San Hwang and Anne H. Hwang Community Property Trust.

(9)
Mr. Jaska resigned as President and as a director on October 5, 2004. Includes options to purchase 105,780 shares.

(10)
Consists of options to purchase 28,750 shares.

(11)
Includes options to purchase 57,220 shares. The business address of Mr. Lewis is c/o Riordan, Lewis & Haden, 300 S. Grand Avenue, 29th Floor, Los Angeles, California 90071.

(12)
Includes options to purchase 30,880 shares. Also includes 11,920 shares held by James J. Shelton, Sarah Belle Shelton and James J. Shelton, Jr., Trustees of the James J. Shelton and Sarah Belle Shelton Family Trust dated August 19, 1987.

(13)
Consists of options to purchase 2,500 shares.

(14)
Includes options to purchase 8,000 shares. Also includes 374,992 shares held by Daniel A. Whalen and Katharine C. Whalen, as Trustees for the Whalen Family Trust U/A/D 4/30/92.

(15)
Includes options to purchase 822,837 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of our common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of these forms and written representations from the executive officers and directors, we believe that all Section 16(a) filing requirements were met during fiscal 2004.

Equity Compensation Plan Information

        The following table provides information as of October 3, 2004 with respect to the shares of our common stock that may be issued under our existing equity compensation plans. All of our existing plans have been approved by our stockholders.

			C
			Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)
	A	B
	Number of Securities to be Issued Upon Exercise of Outstanding Options (1)	Weighted Average Exercise Price of Outstanding Options
Equity Compensation Plans Approved by Stockholders (2)	5,101,532	$16.70	2,747,526	(3)

(1)
Excludes purchase rights accruing under our Employee Stock Purchase Plan for the purchase right period that commenced on June 1, 2004 and ends on May 31, 2005. Our Employee Stock Purchase Plan is described under "Executive Compensation."

(2)
Consists of the 1992 Incentive Stock Plan, the 1992 Stock Option Plan for Nonemployee Directors, the 2002 Stock Option Plan, the 2003 Outside Director Stock Option Plan and the Employee Stock Purchase Plan. No further options may be granted under the 1992 Incentive Stock Plan and the 1992 Stock Option Plan for Nonemployee Directors.

(3)
Includes shares available for future issuance under the Employee Stock Purchase Plan. As of October 3, 2004, as reported in our 2004 Annual Report on Form 10-K, an aggregate of 1,104,749 shares, 307,000 shares and 1,335,777 shares of common stock were available for issuance, respectively, under the 2002 Stock Option Plan, the 2003 Outside Director Stock Option Plan and the Employee Stock Purchase Plan.

INFORMATION CONCERNING OUR EXECUTIVE OFFICERS

        The following table presents information about our executive officers at December 1, 2004.

Name	Age	Position
Li-San Hwang	69	Chairman of the Board and Chief Executive Officer
Sam W. Box	59	President
Dan L. Batrack	46	Executive Vice President and Chief Operating Officer
David W. King	48	Executive Vice President, Chief Financial Officer and Treasurer
Richard A. Lemmon	45	Senior Vice President, Corporate Administration
Mark A. Walsh	44	Senior Vice President, Environmental Services
James T. Haney	59	Senior Vice President, Building and Civil Infrastructure
Craig L. Christensen	51	Vice President, Finance and Enterprise Systems
Janis B. Salin	51	Vice President, General Counsel and Secretary
Steven M. Burdick	40	Vice President, Corporate Controller
Michael A. Bieber	36	Vice President, Investor Relations and Corporate Development

        Our executive officers are elected by and serve at the discretion of our Board of Directors. Set forth below is a brief description of the business experience of all executive officers other than Li-San Hwang. For information concerning Dr. Hwang, who is also a director and a nominee for re-election as director, see "Proposal No. 1—Election of Directors—Information Concerning Nominees."

        Mr. Box joined us in March 2003 in connection with our acquisition of the assets of Foster Wheeler Environmental Corporation (FWEC), and was named President in October 2004. As President, he is responsible for overall operations, with a specific focus on our contract review and marketing functions. Mr. Box also serves as president of our Tetra Tech FW, Inc. subsidiary. Mr. Box has over 34 years of experience in engineering, construction and environmental services. He served as chairman, president and chief executive officer of FWEC from October 1994 to March 2003. He joined Foster Wheeler Ltd., the parent of FWEC, in 1993. Previously, Mr. Box was with Morrison Knudsen Corporation (now Washington Group International) for 17 years, where he headed the environmental division and held several other executive management positions. Mr. Box holds a B.S. degree in Civil Engineering from the University of California.

        Mr. Batrack joined our predecessor (the Water Management Group of Tetra Tech, Inc., a subsidiary of Honeywell Inc.) in 1980 and was named Executive Vice President and Chief Operating Officer in October 2004. In that position, he is responsible for our day-to-day operations. Mr. Batrack has served us in numerous capacities over the last 24 years, including project scientist, project manager, operations manager, senior vice president and president of an operating unit. He has managed complex solutions for many small and Fortune 500 customers, both in the U.S and internationally. Mr. Batrack holds a degree B.A. in Business Administration from the University of Washington.

        Mr. King joined us in November 2002 as Executive Vice President of Finance. He was named Chief Financial Officer and Treasurer in January 2003. Previously, Mr. King served as the Vice President of Finance and Operations at Walt Disney Imagineering in Los Angeles. From 1996 to 1999, he was the Vice President and Chief Financial Officer of the Asia Pacific region for Bechtel Group, Inc., based in Hong Kong. Prior to his position at Bechtel, Mr. King had a decade of professional experience with Price Waterhouse in Seattle, Los Angeles and Hong Kong, specializing in international transactions. Mr. King holds a B.A. degree in Business Administration from the University of Washington and is a Certified Public Accountant.

        Mr. Lemmon joined our predecessor in 1981 in a technical capacity. In 1985, he joined our predecessor's corporate staff in a management position. In 1988, at the time of our predecessor's divestiture from Honeywell Inc., Mr. Lemmon structured and managed many of our corporate functions. In 1990, he was promoted to Director of Administration. Mr. Lemmon was elected a Vice President in November 1995. He serves as our Risk Manager and is responsible for human resources and facilities. Mr. Lemmon holds a B.A. degree in Business Administration.

        Mr. Walsh joined us in 1995 in connection with the acquisition of our Tetra Tech EM Inc. (EMI) subsidiary, and was named Senior Vice President in November 2002. Mr. Walsh joined EMI in 1987, and has served as information systems manager, office manager and vice president. He currently serves as the president of EMI. From 1985 to 1987, Mr. Walsh served as an environmental consultant to government agencies with Booz, Allen and Hamilton, Inc. Mr. Walsh has broad business development and contract management expertise with commercial clients and many government customers, including the Department of Defense, Environmental Protection Agency, Department of Energy, and numerous state and local agencies. He has published several articles for governmental research and professional associations. Mr. Walsh holds a B.S. degree in Environmental Resource Management and a Master's degree in Public Administration from Pennsylvania State University.

        Mr. Haney joined us in May 2001 in connection with the acquisition of our Maxim Technologies, Inc. (MTI) subsidiary, and was named a Vice President in December 2001. He currently heads our Infrastructure business. Mr. Haney joined Maxim Engineers, Inc., the predecessor of MTI, in 1992 as president and chief executive officer. During his tenure at Maxim Engineers, Inc., Mr. Haney was directly involved in the acquisition of the U.S. subsidiary of Huntingdon International Holdings, PLC, Huntingdon Engineering and Environmental, Inc. and the formation of Maxim Technologies, Inc. Prior to his positions at MTI, among other companies, Mr. Haney held several engineering and management positions at Lockwood Greene Engineers, Inc. and served as Captain and Project Officer in the Biomedical Sciences Corps for the U.S. Air Force Weapons Laboratory. Mr. Haney holds B.S. and M.S. degrees in Chemical Engineering from Clemson University.

        Mr. Christensen joined us in 1998 in connection with the acquisition of our Tetra Tech NUS, Inc. subsidiary, and was named Vice President in November 2002. Mr. Christensen is responsible for the implementation of our enterprise resource planning (ERP) system. Previously, Mr. Christensen held positions at the NUS, Brown and Root Services, and Landmark Graphics subsidiaries of Halliburton Company where his responsibilities included contracts administration, finance and system development. Prior to his service at Halliburton, Mr. Christensen held positions at Burroughs Corporation and Apple Computer. Mr. Christensen holds B.A. and M.B.A. degrees from Brigham Young University.

        Ms. Salin joined us in February 2002 and was named Vice President and General Counsel in November 2002. She was elected Secretary in November 2003. From 1985 to 2002, Ms. Salin was a Principal with the law firm of Riordan & McKinzie (which was acquired by Bingham McCutchen LLP in July 2003), and served as Managing Principal of that firm from 1990 to 1992. She served as our outside counsel from the time of our formation in 1988. Ms. Salin holds B.A. and J.D. degrees from the University of California at Los Angeles.

        Mr. Burdick was named Vice President and Corporate Controller in January 2004. He joined the Company in April 2003 as the Vice President, Management Audit. Previously, Mr. Burdick served as the Executive Vice President and Chief Financial Officer for Aura Systems, Inc. From 2000 through 2002 he was the Chief Financial Officer for TRW Ventures. Prior to this, Mr. Burdick held the position of Senior Manager with Ernst & Young LLP in Los Angeles since 1986. Mr. Burdick holds a B.A. degree in Business Administration from Santa Clara University and is a Certified Public Accountant.

        Mr. Bieber joined us in 1996 and was named Vice President, Investor Relations and Corporate Development in October 2004. In that role he is responsible for strategic planning, acquisitions, investor relations and corporate communications. From 1994 to 1996 he served as a strategic business development consultant to large defense, infrastructure, and environmental firms at CRC, Inc. and its successor. Prior to that he worked for IT Corporation (now The Shaw Group, Inc.), where he served as project manager and engineer on government nuclear projects. Mr. Bieber holds a B.S. degree in Civil Engineering from the Tennessee Technological University.

EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

        The following table sets forth the compensation paid or accrued by us for each of the last three fiscal years to the following persons:

  •
  our chief executive officer; and

  •
  our four most highly compensated executive officers other than our chief executive officer at October 3, 2004.

        Compensation is presented only for years in which each person was an executive officer. We have not granted restricted stock or stock appreciation rights to any of the persons listed below during the past three fiscal years.

SUMMARY COMPENSATION TABLE

	Annual Compensation
						Long Term Compensation Awards Options (#)
Name and Principal Position	Year	Salary ($)	Bonus ($) (1)		Other Annual Compensation ($) (2)		All Other Compensation ($) (3)
Li-San Hwang Chairman and Chief Executive Officer	2004 2003 2002	438,462 392,308 334,615	100,000 160,000 0		14,114 6,444 3,085	45,000 45,000 35,000	10,423 10,038 8,838
James M. Jaska (4) President	2004 2003 2002	388,462 342,308 283,077	0 140,000 0		5,400 5,400 5,400	40,000 50,000 30,000	1,113,000 13,154 12,385
Sam W. Box (5) Senior Vice President	2004	301,670	270,000		0	15,000	4,120
Dan L. Batrack (6) Senior Vice President	2004 2003	230,769 192,317	250,000 0		5,400 5,400	30,000 22,250	10,369 12,000
David W. King (7) Executive Vice President, Chief Financial Officer and Treasurer	2004 2003	283,846 207,885	150,000 160,000	(8)	5,400 4,950	25,000 40,000	13,677 11,538

(1)
Represents cash bonuses earned for the indicated fiscal years.

(2)
In the case of Dr. Hwang, consists of premiums paid under the Executive Medical Reimbursement Plan and reimbursement for automobile expenses. In the case of Messrs. Jaska, King and Batrack, consists of automobile allowances.

(3)
In the case of Dr. Hwang and Messrs. Box, King and Batrack, represents the employer contribution made on behalf of each of these officers to our retirement plan. In the case of Mr. Jaska, consists of $1,100,000 in severance pursuant to the terms of his Separation Agreement and Release and $13,000 of employer contribution made on his behalf to our retirement plan.

(4)
Mr. Jaska resigned as President and as a director on October 5, 2004.

(5)
Mr. Box was named President on October 5, 2004. He was appointed an executive officer, Senior Vice President, in November 2003. Therefore, no information is provided for fiscal 2003 or fiscal 2002.

(6)
Mr. Batrack was named Executive Vice President and Chief Operating Officer on October 5, 2004. He was appointed an executive officer, Senior Vice President, in November 2002. Therefore, no information is provided for fiscal 2002.

(7)
Mr. King was hired and appointed an executive officer in November 2002. Therefore, no information is provided for fiscal 2002.

(8)
Of this amount, $40,000 was paid as a signing bonus at the time of Mr. King's hire.

Stock Options

        The following table sets forth information concerning options granted to each of the named executive officers during fiscal 2004:

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants				Value of Assumed Annual Rates of Stock Price Appreciation for Option Term (3)
	Number of Securities Underlying Options Granted (1)	% of Total Options Granted to Employees in Fiscal Year
Name			Exercise Price ($/Share) (2)	Expiration Date
					5% ($)	10% ($)
Li-San Hwang	45,000	4.5	24.56	1/20/14	695,054	1,761,404
James M. Jaska	40,000	4.0	24.56	1/20/14	617,826	1,565,693
Sam W. Box	15,000	1.5	24.56	1/20/14	231,685	587,135
Dan L. Batrack	30,000	3.0	24.56	1/20/14	463,370	1,174,269
David W. King	25,000	2.5	24.56	1/20/14	386,141	978,558

(1)
All options are incentive stock options granted under our 2002 Stock Option Plan. These options will become exercisable as to 25% of the shares on January 20, 2005, the first anniversary of the grant date, and as to the balance in 36 equal monthly installments following such first anniversary date. All of the options will immediately become exercisable for all shares in the event we are acquired in a merger or asset sale, unless the options are assumed by the acquiring entity.

(2)
The exercise price may be paid in cash or in shares of common stock valued at fair market value on the exercise date or may be paid with the proceeds from a same-day sale of the purchased shares.

(3)
Potential realizable value is determined by multiplying the exercise or base price per share by the stated annual appreciation rate compounded annually for the term of the option (10 years), subtracting the exercise or base price per share from the product, and multiplying the remainder by the number of options granted. Actual gains, if any, on stock option exercises and common stock holdings are dependent on the future performance of our common stock and overall stock market conditions. There can be no assurance that the amounts reflected in this table will be achieved.

        The following table sets forth information concerning the aggregate number of options exercised by, and year-end option values for, each of the named executive officers during fiscal 2004:

OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR END OPTION VALUES

				Value of Unexercised In-the-Money Options at October 3, 2004
			Number of Unexercised Options at October 3, 2004
	Number of Shares Acquired on Exercise
Name		Value Realized ($) (1)	Exercisable/ Unexercisable (#)	Exercisable/ Unexercisable ($) (2)
Li-San Hwang	0	0	194,200/90,624	559,251/8,353
James M. Jaska	12,088 6,104 4,883 24,414 7,813	233,540 100,838 80,667 432,128 121,648	105,780/85,313	111,279/9,281
Sam W. Box	0	0	15,000/40,000	1,800/3,000
David W. King	0	0	19,167/45,833	100,243/108,957
Dan L. Batrack	0	0	29,285/47,109	23,241/5,512

(1)
Value realized upon exercise is determined by subtracting the exercise price from the closing price for our common stock on the date of exercise as reported by the Nasdaq National Market and multiplying the remainder by the number of shares of common stock acquired on exercise.

(2)
Year end value is determined by subtracting the exercise price from the fair market value of $13.17 per share (the closing price for our common stock as reported by the Nasdaq National Market on October 1, 2004, the last trading day of fiscal 2004) and multiplying the remainder by the number of underlying shares of common stock. These values have not been, and may never be, realized. No stock appreciation rights were exercised during the fiscal year, and no stock appreciation rights were outstanding at the end of the fiscal year.

Employment Contracts, Termination of Employment and Change in Control Agreements

        As of the end of fiscal 2004, none of our executive officers had employment or severance agreements, and their employment could be terminated at any time at the discretion of our Board. In connection with Mr. Jaska's resignation as President and as a Director on October 5, 2004, we entered into a Separation Agreement and Release with Mr. Jaska on October 7, 2004. Under this agreement, we made a lump sum severance payment of $800,000 (the equivalent of two years' base salary), and agreed to pay Mr. Jaska for consulting services in the amount of $150,000 per year for two years, regardless or whether or not he provides services to us. Based upon the nature and timing of this agreement, we accrued $1,100,00 for these payments in fiscal 2004.

        In the event of a merger, share exchange or reorganization in which we do not survive, or we survive as a subsidiary of another corporation, our 2002 Stock Option Plan and 1992 Incentive Stock Plan provide that each option either must be assumed, or substitute options granted, by the successor entity. In the event that the options are not assumed, or substitute options are not granted, each outstanding option will fully vest and be exercisable as to all shares purchasable thereunder, including shares that would not otherwise be vested or exercisable.

2002 Stock Option Plan

        The 2002 Stock Option Plan was adopted by our Board on December 18, 2001 and approved by our stockholders at the 2002 annual meeting. The plan provides for the grant of incentive stock and nonqualified stock options to our key employees and officers, including directors who are also our key employees or officers. The maximum number of shares of common stock authorized for issuance under this plan is 4,000,000. As of December 1, 2004, 2,682,332 shares were subject to outstanding options granted under this plan, 119,258 shares had been issued upon the exercise of options granted under this plan, and 1,198,410 shares were available for future option grants.

1992 Incentive Stock Plan

        The 1992 Incentive Stock Plan was adopted by our Board on December 1, 1992 and subsequently approved by our stockholders. This plan terminated in December 2002 and no further options may be granted thereunder. As of December 1, 2004, 2,072,716 shares were subject to outstanding options granted under this plan.

Employee Stock Purchase Plan

        The Employee Stock Purchase Plan was adopted by our Board on November 15, 1995 and subsequently approved by our stockholders. The plan provides for the granting of purchase rights to purchase our common stock to our regular full-time and regular part-time employees and officers, including directors who are also employees or officers. The maximum number of shares of common stock authorized for issuance under this plan is 2,373,290. As of December 1, 2004, 1,335,777 shares had been issued and 1,037,513 shares were available for future issuance under this plan.

Executive Medical Reimbursement Plan

        Our Executive Medical Reimbursement Plan, which was established by our predecessor in 1975 for the benefit of our executive officers, reimburses participants, their spouses and covered children for medical expenses not covered by our regular group medical plan. In effect, our medical plan provides participants with 100% medical coverage for all allowable medical expenses. At the present time, Dr. Hwang and one former officer are the only individuals covered by the medical plan, and we do not intend to offer the medical plan to any additional executive officers in the future.

REPORT OF THE COMPENSATION COMMITTEE
REGARDING COMPENSATION

        The information contained in this report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Compensation Committee Responsibilities

        The Compensation Committee of Tetra Tech, Inc. (the "Company") is responsible for, among other things, the following:

  •
  Overseeing the Company's general compensation philosophy and objectives;

  •
  Evaluating the performance of the Company's chief executive officer and other executive officers;

  •
  Establishing the compensation of the Company's chief executive officer;

  •
  Establishing the compensation levels of the Company's other executive officers based, in part, on the chief executive officer's recommendations; and

  •
  Overseeing the Company's stock incentive plans, including reviewing and approving all grants of stock options under the plans.

Compensation Policy and Programs

        The Compensation Committee's responsibility is to provide a strong and direct link among stockholder values, the Company's financial performance and its executives' compensation through its oversight of the design and implementation of a sound compensation program that will attract and retain highly qualified personnel. Compensation programs are intended to complement the Company's short- and long-term business objectives and to focus the executives' efforts on the fulfillment of these objectives.

        Each year the Committee conducts a review of the Company's executive compensation program. Periodically, the Committee establishes target levels of compensation for the executive officers consistent with that of companies comparable in size and complexity, as well as companies that are direct business competitors. After a review of data relating to all aspects of compensation paid by such groups of companies, actual compensation of the executive officers is subject to increase or decrease by the Committee from targeted levels according to the Company's overall performance and the executive's efforts and contributions. A significant portion of executive compensation is directly related to the Company's financial performance and is therefore at risk. Total compensation for the Company's senior management is composed of base salary, near-term incentive compensation in the form of variable cash bonuses and long-term incentive compensation in the form of stock options. The Committee retains the discretion to adjust certain items of compensation so long as total compensation reflects overall corporate performance, individual achievement and relative responsibility.

Base Salary

        In establishing base salary levels for executive officer positions, the Committee considers levels of compensation at similarly situated companies and at direct competitors, levels of responsibility and internal issues of consistency and fairness. In determining the base salary of a particular executive, the Committee considers individual performance, including the accomplishment of short- and long-term objectives, and various subjective criteria, including initiative, contribution to overall corporate performance and leadership ability. The Committee also considers executive compensation data drawn from surveys of peer companies and the recommendations of the chief executive officer as to the other executive officers.

        In fiscal 2004, the Committee determined the annual base salary, bonus and stock options of Dr. Li-San Hwang, the chief executive officer, based upon:

  •
  Comparable chief executive salaries of a peer group of companies and of direct competitors;

  •
  The Company's overall performance and profitability in fiscal 2003; and

  •
  Dr. Hwang's efforts and contributions to the Company.

Bonuses

        To encourage the attainment of the Company's goals, the Committee believes that a substantial portion of the annual compensation of each executive officer should be in the form of variable incentive pay. The Company's executive officers are eligible for annual bonuses based upon recommendations made by the chief executive officer (as to the other executive officers) and the Compensation Committee (as to the chief executive officer) based upon their individual performance and the Company's achievement of certain operating results.

        Amounts of individual awards are based principally upon the results of the Company's financial performance during the prior fiscal year. The actual amount awarded is determined principally by the Committee's and the chief executive officer's assessment of the individual's contribution to the Company's overall financial performance. Consideration is also given to factors such as the individual's successful completion of a special project, any significant increase or decrease in the level of the participant's executive responsibility, and the Committee's and the chief executive officer's evaluation of the individual's overall efforts and ability to discharge the responsibilities of his or her position.

        The Committee typically awards bonuses to the executive officers each December for their contributions to the Company's performance in the prior fiscal year. In December 2004, cash bonuses related to performance in fiscal 2004 paid to the five named executive officers ranged from $100,000 to $270,000 and ranged from 22% to 100% of such officers' base salaries in fiscal 2004. Dr. Hwang's fiscal 2004 bonus of $100,000 was lower than his fiscal 2003 bonus of $160,000 as a result of the Company's overall performance and lower profitability in fiscal 2004 as compared to fiscal 2003.

Stock Options

        The goal of the Company's equity-based incentive awards is to align the interests of executive officers with stockholders and to provide each executive officer with a significant incentive to manage from the perspective of an owner with an equity stake in the business. The Committee sets guidelines for the number and terms of stock option awards based on factors similar to those considered in connection with other components of the Company's compensation program, including a comparison with the practices of the Company's peer group companies and direct competitors. The Committee reviews the size of the stock option awards according to each executive's position and sets a level it considers appropriate to create a meaningful opportunity for reward predicated on increasing stockholder value. In addition, the Committee takes into account an individual's performance history, his or her potential for future responsibility and promotion, and competitive total compensation targets for the individual's position and level of contribution. The relative weight given to each of these factors varies among individuals at the Committee's discretion. If the Company's performance is unsatisfactory, the Committee may decide not to award stock options in any given fiscal year, although exceptions to this policy may be made for individuals who have assumed substantially greater responsibilities and other similar factors.

        During fiscal 2004, the Committee made option grants to the Company's executives under the 2002 Stock Option Plan. Each stock option grant allows the executive officer to acquire shares of the common stock at a fixed price per share (the market price on the grant date) over a specified period of time. Generally, stock options become exercisable as to 25% of the shares covered thereby on the first anniversary of the grant date and as to the balance in 36 cumulative monthly installments following such first anniversary date, contingent upon the executive officer's continued employment with the Company. The individual forfeits any installment that has not vested during the period of his or her employment. Accordingly, the option grants will provide a return only if the executive officer remains with the Company and only if the market price appreciates over the option term.

Internal Revenue Code Section 162(m)

        Section 162(m) of the Internal Revenue Code disallows a Federal income tax deduction to publicly held companies for certain compensation paid to certain of their executive officers, to the extent that compensation exceeds $1,000,000 per covered officer in any fiscal year. The limitation applies only to compensation that is not considered performance-based under the Section 162(m) rules. It is the current policy of the Committee to maximize, to the extent reasonably possible, the Company's ability to obtain a corporate tax deduction for compensation paid to the Company's executive officers to the extent consistent with the Company's best interests and those of its stockholders.

                      COMPENSATION COMMITTEE

                      J. Christopher Lewis, Chairman
                      Patrick C. Haden
                      Hugh M. Grant
                      James J. Shelton
                      Richard H. Truly

REPORT OF THE AUDIT COMMITTEE

        The information contained in this report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

        Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes, but the Audit Committee is not responsible for preparing the Company's financial statements or auditing those financial statements, which are the responsibilities of management and the independent auditors, respectively.

        The Audit Committee has reviewed with PricewaterhouseCoopers LLP, who, as the Company's independent registered public accounting firm, are responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles, PricewaterhouseCoopers LLP's judgment as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. The Audit Committee has also discussed with the Company's internal auditors and PricewaterhouseCoopers LLP the overall scope and plan for their respective audits. The Audit Committee meets with the internal auditors and independent auditors to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

        In the context of the foregoing, the Audit Committee has reviewed the audited financial statements of the Company for the fiscal year ended October 3, 2004 with management. In connection with that review, management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles.

        The Audit Committee has discussed the consolidated financial statements with PricewaterhouseCoopers LLP and it has also discussed with PricewaterhouseCoopers LLP the matters required to be discussed pursuant to Statement of Auditing Standards No. 61 (Communication with Audit Committees) relating to the conduct of the audit. The Audit Committee has also received written disclosures and a letter from PricewaterhouseCoopers LLP regarding its independence from the Company as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), has discussed with PricewaterhouseCoopers LLP the independence of the firm, and has considered all of the above communications as well as all audit, audit-related and non-audit services provided by PricewaterhouseCoopers LLP. In reliance upon the foregoing, the Audit Committee has determined that PricewaterhouseCoopers LLP are independent auditors with respect to the Company within the meaning of the federal securities laws and the rules and regulations thereunder and Rule 3600T of the Public Company Accounting Oversight Board.

        Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended October 3, 2004 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE
Hugh M. Grant, Chairman Patrick C. Haden J. Christopher Lewis

STOCK PERFORMANCE GRAPH

        The following graph shows a comparison of our cumulative total returns with those of the Nasdaq Stock Market (U.S. Companies) Index and our self-constructed Peer Group Index (as defined below). The graph assumes that the value of an investment in our common stock and in each such index was $100 on October 1, 1999, and that all dividends have been reinvested. No cash dividends have been declared on shares of our common stock. Our self-constructed Peer Group Index includes the following companies: Anteon Corporation, Jacobs Engineering Group Inc., TRC Companies, Inc., URS Corporation and Wireless Facilities, Inc. We believe that the companies included in the Peer Group Index are among our primary competitors.

        The comparison in the graph below is based on historical data and is not intended to forecast the possible future performance of our common stock.

Comparison of Cumulative Total Return Among
Tetra Tech, Nasdaq Stock Market (U.S. Companies),
and Tetra Tech's Self-Constructed Peer Group

500
450
400
350
300
250
200
150
100
50
0
Dollars
Fiscal 2000
Fiscal 2001
Fiscal 2002
Fiscal 2003
Fiscal 2004

	Oct. 1, 1999	Sept. 29, 2000	Sept. 28, 2001	Sept. 27, 2002	Sept. 26, 2003	Oct. 1, 2004
Tetra Tech, Inc	100.00	172.85	133.73	62.48	151.06	99.62
NASDAQ US	100.00	133.99	54.85	43.05	65.95	70.38
Old Peer Group	100.00	124.50	60.42	54.17	85.92	75.88
New Peer Group	100.00	107.99	69.06	63.45	87.39	86.93

        The information contained in the Stock Performance Graph section shall not be deemed to be "soliciting material" of "filed" or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        We are asking our stockholders to ratify the Audit Committee's appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending October 2, 2005. In the event the stockholders fail to ratify the appointment, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our and our stockholders' best interests.

        Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting, and will have an opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

        PricewaterhouseCoopers LLP audited our fiscal 2004 consolidated financial statements. Our previous independent accountant, Deloitte & Touche LLP, audited our consolidated financial statements for fiscal years 1988 through 2003. The Audit Committee dismissed Deloitte and Touche LLP as our independent accountant effective January 8, 2004. The reports of Deloitte & Touche LLP on the financial statements for the 2002 and 2003 fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

        In connection with the audits for the 2002 and 2003 fiscal years and through January 8, 2004, there were no:

  (i)
  disagreements between us and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused it to make reference to the subject matter of the disagreement or disagreements in its reports on the consolidated financial statements for such periods; or

  (ii)
  reportable events involving Deloitte & Touche LLP that would have required disclosure under Item 304(a)(1)(iv) of Regulation S-K.

        Deloitte & Touche LLP has furnished us with a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter, dated January 13, 2004, is attached as Exhibit 16.1 to our Current Report on Form 8-K dated January 8, 2004.

Principal Accountant Fees and Services

        The following is a summary of the fees billed to us by PricewaterhouseCoopers LLP for professional services rendered for the fiscal year ended October 3, 2004 and by Deloitte & Touche LLP for professional services rendered for the fiscal year ended September 28, 2003:

Fee Category	Fiscal 2004 Fees	Fiscal 2003 Fees
Audit Fees	$1,430,000	$1,053,517
Audit-Related Fees	35,000	50,503
Tax Fees	127,050	—
All Other Fees	—	99,812

Total Fees	$1,592,050	$1,203,832

        Audit Fees.    Consists of fees billed for professional services rendered for the audit of our consolidated financial statements, review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by PricewaterhouseCoopers LLP (with respect to fiscal 2004) and Deloitte & Touche LLP (with respect to fiscal 2003) in connection with statutory and regulatory filings or engagements.

        Audit-Related Fees.    Consists of fees billed for related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under "Audit Fees." These services include professional services we requested in connection with our preparation for compliance with Section 404 of the Sarbanes-Oxley Act of 2002, and accounting consultations in connection with acquisitions, audits of employee benefit plans, and financial accounting and reporting standards. All of the fiscal 2004 Audit-Related Fees relate to the additional professional services we requested in connection with our preparation for compliance with Section 404 of the Sarbanes-Oxley Act of 2002. We are required to comply with Section 404 as of our fiscal year ending October 2, 2005.

        Tax Fees.    Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, assistance with tax reporting requirements and audit compliance, mergers and acquisitions tax compliance, and tax advice on international and state tax matters. There were no Tax Fees billed in fiscal 2003.

        All Other Fees.    Consists of fees for products and services other than the services reported above. There were no All Other Fees billed in fiscal 2004.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

        The Audit Committee's policy is to pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm, subject to limited discretionary authority granted to our chief executive officer. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

Vote Required

        The affirmative vote of the holders of a majority of the shares represented and voting at the meeting will be required to approve this proposal.

Recommendation

        Our Board believes that ratification of the appointment of PricewaterhouseCoopers LLP is in our best interests and the best interests of our stockholders and unanimously recommends a vote "FOR" approval of this proposal. Your proxies will be voted for this proposal unless you specifically indicate otherwise.

CORPORATE GOVERNANCE

        We maintain a corporate governance page on our website, www.tetratech.com, which includes key information about our corporate governance initiatives, including our Corporate Governance Principles, Code of Business Conduct, Finance Code of Professional Conduct, and charters for the committees of our Board. Our policies and practices reflect initiatives that are compliant with the NASDAQ Corporate Governance Rules and the corporate governance requirements of the Sarbanes-Oxley Act of 2002, including:

  •
  A majority of our Board members are independent of us and our management;

  •
  All members of our Board committees—the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee—are independent;

  •
  The independent members of our Board meet regularly in executive session without the presence of management;

  •
  We have a clear code of business conduct that applies to our directors, officers and employees;

  •
  The charters of our Board committees clearly establish their respective roles and responsibilities;

  •
  We have a hotline available to all employees, and our Audit Committee has procedures in place for the anonymous submission of employee complaints on accounting, internal controls or auditing matters;

  •
  Our Finance Code of Professional Conduct is a code of ethics that applies to our principal executive officer and all members of our finance department, including our principal financial officer and principal accounting officer; and

  •
  We have an internal audit function that maintains oversight over the key areas of our business and financial processes and controls, and reports directly to our Audit Committee.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD

        Stockholders may communicate with our Board of Directors through our Secretary by writing to the following address: Board of Directors, c/o Secretary, Tetra Tech, Inc., 3475 East Foothill Boulevard, Pasadena, California 91107. Our Secretary will forward all correspondence to the Board of Directors, except for spam, junk mail, mass mailings, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. Further, all directors are strongly encouraged to attend our annual meetings. At our 2004 annual meeting, all directors other than Mr. Truly were in attendance.

STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

Requirements for Stockholder Proposals to be Considered for Inclusion in Our Proxy Materials

        Our stockholders may submit proposals on matters appropriate for stockholder action at meetings of our stockholders in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934. For such proposals to be included in our proxy materials relating to our 2006 Annual Meeting of Stockholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received no later than September 22, 2005. Such proposals should be delivered to Tetra Tech, Inc., Attn: Secretary, 3475 East Foothill Boulevard, Pasadena, California 91107, with a copy to Tetra Tech, Inc., Attn: General Counsel at the same address.

Requirements for Stockholder Proposals to be Brought Before the Annual Meeting

        Our bylaws provide that, except in the case of proposals made in accordance with Rule 14a-8, for stockholder nominations to the Board or other proposals to be considered at an annual meeting, the stockholder must have given timely notice thereof in writing to the Secretary of Tetra Tech, Inc. not less than 60 nor more than 90 days prior to the anniversary of the date on which we mailed our proxy materials for our immediately preceding annual meeting of stockholders (as specified in our proxy materials for our immediately preceding annual meeting of stockholders). To be timely for the 2006 Annual Meeting, a stockholder's notice must be delivered to or mailed and received by the Secretary at our principal executive offices on or between October 22, 2005 and November 21, 2005. However, in the event that the annual meeting is called for a date that is not within 30 days of the anniversary of the date on which the immediately preceding annual meeting of stockholders was called, to be timely, notice by the stockholder must be so received not later than the close of business on the tenth day following the date on which public announcement of the date of the annual meeting is first made. The public announcement of an adjournment of an annual meeting of stockholders will not commence a new time period for the giving of a stockholder's notice as provided above. A stockholder's notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by our bylaws.

        The proxy solicited by the Board for the 2006 Annual Meeting of Stockholders will confer discretionary authority to vote on (i) any proposal presented by a stockholder at that meeting for which we have not been provided with notice on or prior to November 21, 2005 and (ii) on any proposal made in accordance with the bylaw provisions, if the related proxy statement briefly describes the matter and how management's proxy holders intend to vote on it, if the stockholder does not comply with the requirements of Rule 14a-4(c)(2) of the Securities Exchange Act of 1934.

ANNUAL REPORT AND FORM 10-K

        A copy of our 2004 annual report is being mailed to each stockholder of record together with this proxy statement. The 2004 annual report includes our audited financial statements for the fiscal year ended October 3, 2004. Our annual report on Form 10-K provides more detailed information about us and our operations, supplementary financial information and certain schedules. The annual report and Form 10-K are not part of our proxy soliciting material. WE WILL MAIL, WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED OCTOBER 3, 2004, TOGETHER WITH ANY PARTICULAR EXHIBIT SPECIFICALLY REQUESTED. A LIST OF EXHIBITS IS INCLUDED IN THE FORM 10-K. REQUESTS SHOULD BE SENT TO: INVESTOR RELATIONS, TETRA TECH, INC., 3475 EAST FOOTHILL BOULEVARD, PASADENA, CALIFORNIA 91107. THE ANNUAL REPORT ON FORM 10-K IS ALSO AVAILABLE AT WWW.TETRATECH.COM.

OTHER MATTERS

        Our Board of Directors knows of no other matters to be presented for stockholder action at the 2005 annual meeting. However, if other matters do properly come before the meeting or any adjournments or postponements thereof, the Board intends that the persons named as proxies in the proxy will vote upon such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Janis B. Salin Vice President, General Counsel and Secretary

Pasadena, California
January 20, 2005

APPENDIX A

Tetra Tech, Inc.
Board of Directors
Audit Committee Charter

        The Audit Committee is appointed by the Board of Directors (the "Board") of Tetra Tech, Inc. (the "Company"), and is responsible for (i) effective oversight of the Company's financial reporting process and adequacy of internal controls, (ii) independence and performance of the Company's external and internal auditors, and (iii) financial regulatory and legal compliance issues relating to the Company's financial statements.

        The members of the Audit Committee shall meet the independence and experience requirements of the Nasdaq Stock Market, Inc. In particular, at least one member of the Committee shall have accounting or related financial management expertise. No member of the Audit Committee may, other than in his or her capacity as a member of the Audit Committee, the Board or any other Board committee, (i) accept any consulting, advisory or other compensatory fee from the Company or (ii) be an affiliated person of the Company or any subsidiary thereof.

        The Company's independent auditor shall report directly to the Audit Committee, as representatives of the Company's stockholders. The Audit Committee has the authority to select (or nominate for stockholder approval), evaluate and, where appropriate, replace the independent auditor.

        The Audit Committee shall have the authority to retain independent legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. In addition, the Company's internal auditors shall report to the Audit Committee.

        The Audit Committee shall make regular reports to the Board.

        The Audit Committee shall:

        1.     Review the annual audited financial statements with management and the independent auditor, including major issues regarding accounting and auditing principles and practices, as well as the adequacy of internal controls, that could significantly affect the Company's financial statements; recommend to the Board inclusion of the financial statements in the Form 10-K.

        2.     Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including, if appropriate, an analysis of the effect of alternative GAAP methods on the Company's financial statements; and resolve any disagreements between management and the independent auditor regarding financial reporting.

        3.     Review with management and the independent auditor the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, if any, on the Company's financial statements.

        4.     Review with management and the independent auditor the Company's quarterly financial results prior to the release regarding earnings and the filing of its Form 10-Q; such review shall include the items required by SAS 71 and the Sarbanes-Oxley Act of 2002.

        5.     Review proposed major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

        6.     Appoint the independent auditor, which firm is ultimately accountable and reports to the Audit Committee.

        7.     Review the experience, performance and qualifications of the senior members of the independent auditor team.

        8.     Approve the fees to be paid to the independent auditor for audit services.

        9.     Approve, in advance, the retention of the independent auditor for any non-audit service that the independent auditor is not prohibited from providing to the Company, and the fee for such service. A list of non-audit services that the independent auditor is prohibited from providing to the Company is attached as Schedule 1 hereto. Report the approval of any permitted non-audit services to management for disclosure in the Company's periodic reports.

        10.   Receive periodic reports from the independent auditor regarding its independence, discuss such reports with the auditor, consider whether the provision of non-audit services is compatible with maintaining the auditor's independence and, if so, take appropriate action to satisfy itself of the independence of the auditor.

        11.   Evaluate the performance of the independent auditor and determine whether the independent auditor should be replaced.

        12.   Set guidelines for the Company's hiring of employees of the independent auditor who were engaged on the Company's account.

        13.   Review and approve (i) the internal audit team's responsibilities, performance, budget and staffing; and (ii) any changes required in the planned scope of the internal audit.

        14.   Inquire as to issues on which the national office of the independent auditor was consulted by the Company's audit team.

        15.   Review the significant reports to management prepared by the internal auditing team and management's responses.

        16.   Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

        17.   Obtain reports from management and the independent auditor with respect to the Company's operating policies, including disclosures of executive officer, director and affiliated party transactions; review and approve all executive officer, director and related-party transactions.

        18.   Review with management, the Director of Management Audit and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Company's financial statements or accounting policies.

        19.   Review with the independent auditor any problems or difficulties the auditor may have encountered during the course of its audit or otherwise, and any management letter provided by the auditor and the Company's response to that letter. Such review should include any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, and any disagreements with management.

        20.   Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

        21.   Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

        22.   Review with the Company's Risk Manager Company policies and procedures with respect to risk assessment and risk management.

        23.   Meet at least quarterly (either in person or by conference telephone) with the independent auditor in a separate session and, if deemed necessary, with the chief financial officer and/or a member of the Company's internal audit team in separate sessions.

        24.   Retain and determine the compensation for independent legal, accounting and other experts, as it determines necessary to carry out its duties.

        25.   Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and(ii) the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

        26.   Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval, including the independence of Committee members and satisfaction of the "financial expert" requirement.

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Further, it is not the duty of the Audit Committee to conduct investigations, resolve disagreements, if any, between management and the independent auditor, or assure compliance with laws and regulations and the Company's operating policies.

SCHEDULE 1

  1.
  Bookkeeping or other services related to the accounting records or financial statements of the Company;

  2.
  Financial information systems design and implementation;

  3.
  Appraisal or valuation services, fairness opinions or contribution-in-kind reports;

  4.
  Actuarial services;

  5.
  Internal audit outsourcing services;

  6.
  Management functions or human resources;

  7.
  Broker or dealer, investment adviser, or investment banking services;

  8.
  Legal services and expert services unrelated to the audit; and

  9.
  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

\*/                DETACH PROXY CARD HERE                \*/
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COMMON STOCK
PROXY
BOARD OF DIRECTORS

TETRA TECH, INC.

        The undersigned hereby appoints Li-San Hwang and Janis B. Salin, or either of them, the true and lawful attorneys and proxies of the undersigned, with full power of substitution, to vote all shares of the Common Stock, $.01 par value ("Common Stock") of TETRA TECH, INC. (the "Company") which the undersigned is entitled to vote, at the Annual Meeting of the Stockholders of the Company to be held at the Hilton Pasadena, 168 S. Los Robles Avenue, Pasadena, California 91101 on Tuesday, March 1, 2005 at 10:00 a.m., Pacific Standard Time, and at any and all adjournments thereof, on the proposals set forth below and any other matters properly brought before the Meeting.

Please Detach Here
\*/                You Must Detach This Portion of the Proxy Card                \*/
Before Returning it in the Enclosed Envelope
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The Directors recommend a vote FOR all Nominees listed in Proposal 1 and FOR Proposal 2.

1.	ELECTION OF DIRECTORS	☐	FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees

(INSTRUCTION: To withhold authority to vote for any individual nominee, mark the box next to the nominee's name below.)

☐ Li- San Hwang          ☐ J. Christopher Lewis            ☐ Patrick C. Haden
☐ Daniel A. Whalen     ☐ Hugh M. Grant                     ☐ Richard H. Truly

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for fiscal 2005.
☐	FOR	☐	AGAINST	☐	ABSTAIN
Unless a contrary direction is indicated, this Proxy will be voted FOR all nominees listed in Proposal 1 and FOR Proposal 2; if specific instructions are indicated, this Proxy will be voted in accordance therewith.
3.	Such other matters as may properly come before the Meeting.
☐	FOR	☐	AGAINST	☐	ABSTAIN
All proxies to vote at said Meeting or any adjournment thereof heretofore given by the undersigned are hereby revoked. Receipt of Notice of Annual Meeting and Proxy Statement dated January 20, 2005 is acknowledged.
Please mark, sign, date and return this Proxy in the accompanying prepaid envelope. This Proxy is solicited on behalf of the Board of Directors of Tetra Tech, Inc.

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Dated:	, 2005
(Signature)
(Signature)

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MARCH 1, 2005
PROXY STATEMENT
OWNERSHIP OF SECURITIES
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
REPORT OF THE COMPENSATION COMMITTEE REGARDING COMPENSATION
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
CORPORATE GOVERNANCE
STOCKHOLDER COMMUNICATIONS WITH THE BOARD
STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING
ANNUAL REPORT AND FORM 10-K
OTHER MATTERS
SCHEDULE 1
TETRA TECH, INC.